Exhibit 99.2

SkinGun Œ & CellMist Œ Next Generation Ultra - Gentle Cell Spray S y m b o l : RC A R RenovaCare Investor Forum 1 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved. October 29, 2020

This slide deck and the accompanying oral presentation contain forward - looking statements, including, but not limited to, statements related to RenovaCare Inc . ’s future financial and operating results, including 2019 financial guidance, 2020 goals and expectations for growth ; the company’s corporate development efforts ; the company’s growth strategy ; future product sales and volume ; planned sales and marketing and related efforts ; future inventory and supply challenges ; planned, ongoing and future clinical trials and other product development activities ; planned regulatory submissions ; ongoing and future product launches ; the timing of such events and activities ; and other statements that are not historical facts . These forward - looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties . Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of these risks and uncertainties, which including, without limitation, risks and uncertainties associated with : maintaining or increasing sales and revenue ; effectively commercializing the company’s products and product candidates ; the time - consuming and uncertain regulatory approval process, including the risk that the company’s current and planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all ; the effectiveness of the license agreement ; costly and time - consuming product development and the uncertainty of clinical success, including risks related to failure or delays in initiating or completing clinical trials ; protecting and enhancing the company’s intellectual property rights ; delays or problems in the supply or manufacture of the company’s products or product candidates ; the company’s ability to maintain rights to its products and product candidates ; complying with applicable U . S . and non - U . S . regulatory requirements ; government investigations and other actions ; obtaining and maintaining adequate coverage and reimbursement for the company’s products ; identifying and acquiring, in - licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired businesses ; the company’s ability to realize the anticipated benefits of its collaborations with third parties for the development of product candidates ; the ability to achieve future financial performance and results and the uncertainty of future tax and other provisions and estimates ; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in RenovaCare Inc . ’s Securities and Exchange Commission filings and reports (Commission File No . 000 - 30156 , including the company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2020 and future filings and reports by the company . Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward - looking statements and may cause actual results and the timing of events to differ materially from those anticipated . The forward - looking statements made in this slide deck and the accompanying oral presentations are made only as of the date hereof or as of the dates indicated in the forward - looking statements, even if they are subsequently made available by the company on its website or otherwise . The company undertakes no obligation to update or supplement any forward - looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward - looking statements were made . Forward - Looking Statements “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 2 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

Alan L. Rubino Chairman & CEO Robin A. Robinson, PhD Chief Scientific Officer Robert W. Cook Chief Financial Officer Today’s Presenters 3 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved. October 29, 2020

RenovaCare: Past, Present and Future

	Historical: Discovery	Current: Clinical	Future: Commercial
Company Focus	Early Research & Development Intellectual Property RenovaCare Launch 70+ Human Case Studies	Advanced Research & Development Clinical Trial Program Intellectual Property Regulatory Submissions Corporate Development	Burn, Wound & Other Therapies Strategic Partnerships Product Collaborations
Technology Evolution	Development at StemCell Systems: SkinGun™ Cell Spray Device CellMist™ Cell Isolation Process	Electronic SkinGun™ Disposable SkinGun™ CellMist™ System Closed Cell Isolation Device	Advanced Regeneration Therapies • Other Tissues (Adipose, etc.) • Skin Other Clinical Indications

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Focused Strategies to Meet Long-Term Objectives

SPRAYING SELF-DONATED STEM CELLS TO REGENERATE TISSUES & ORGANS

DIVERSE PRODUCT PORTFOLIO
Burns, chronic wounds, acute wounds and scars; regeneration of skin and other organs and tissues

ROBUST, EXPANDING IP ESTATE
Defensible, growing intellectual property and R&D portfolio in core areas focused on differentiated products for unmet needs

DISCIPLINED CAPITAL ALLOCATION
Balanced to support portfolio growth opportunities, financings, corporate development and shareholder returns

EXECUTING GROWTH STRATEGY
Portfolio growth in key therapeutic areas strategic partnerships, operational efficiency and world-class leadership

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Next - Generation Biomedical Technologies Devices & Products 6 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

Regenerative Medicine is Common, Complex & Expensive

EXPEDITED WOUND HEALING IS URGENTLY NEEDED

The CellMist™ System and SkinGun™

Patented technologies for isolating and spraying self-donated stem cells for the regeneration of skin and other organs and tissues.

RenovaCare autologous cellular therapies are used to treat burns, scars, skin disorders, wounds, and cosmetic applications.

New Treatment for Wounds is Urgently Needed

An estimated ***$25 billion*** is spent annually on treating chronic wound patients ***in the U.S. alone.***

*RenovaCare Inc. 2019 Form 10-K, Market Opportunity

Source: The Wall Street Journal

A Rising Scourge

Why improvements in wound healing are so important

- **An estimated $25 billion** is spent annually on treating chronic wounds on patients in the U.S.
- **6.5 million people** are affected by chronic wounds.
- **Wounds are associated with diabetes,** clogging of the arteries, vein diseases, neurological problems, rheumatologic illnesses, inflamation of blood vessels and other medical difficulties.
- **Up to 25% of all diabetics** will develop a diabetic foot ulcer or wound.
- **Wound infections are the most expensive** complications following surgery and are a major source of bacteria that drive infection rates in hospitals.
- **Wounds will become more common** with an aging population and increasing prevalence of chronic disease.
- **Obese patients are at greater risk** of wounds because poor nutrition and circulation impede healing and skin folds increase infection risk.

Sources: Johns Hopkins School of Medicine, Wound Repair and Regeneration; WSJ reporting

The Wall Street Journal

RenovaCare Investor Forum | October 2020

© 2020 RenovaCare Inc. All rights reserved.

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Grafting is Painful, Expensive and Leaves Scarring

INADEQUATE OPTIONS FOR BURN PATIENTS

Skin Grafting is Current Standard-of-Care



Sheets of meshed skin for surgical stitching



Mesh scars in skin graft patient

Painful & Lengthy Treatment Cycle

- 200-year old method with the last breakthrough 50 years ago
- Large sheets of skin are surgically removed and re-stitched onto wound
- Painful procedure that leaves extensive scarring
- Grafted skin is not naturally pliable

Expensive, Drug Dependent Psychologically Damaging

- Creates new wounds from donor sites and requires multiple surgeries
- Requires wound management for donor and target sites, while in hospital
- Extensive pain management and physical and psychological therapy
- Life-long physical and emotional scarring

The current standard of care is expensive, lengthy and painful; resulting in multiple surgeries and extended hospital stays.

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RenovaCare SkinGun™ Technology

SELF-HEALING. SCAR-FREE. SPRAY-ON WOUND CARE.


RenovaCare

70+ Patients Successfully Treated*

*Treated under special innovative practice approach at Berlin-Brandenburg Center for Regenerative Therapies, Charité Berlin and under innovative practice approach at UPMC Medical Center, Pittsburgh, Pennsylvania.
**Raw patient data available.

RenovaCare Investor Forum | October 2020
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RenovaCare Breakthrough Technology

THE CELLMIST™ SYSTEM AND SKINGUN™

Donor Skin Sample 10cm² Typical

- Small donor skin sample taken under local anesthetic
- 90 minutes to harvest regenerative autologous stem cells
- Water-based suspension of cells sprayed onto wound

Natural Skin Growth

- Treatment areas virtually indiscernible from untreated skin
- No hypertrophic scars, contracture, or functional impairment
- Complete re-epithelialization and full range of movement

Quick Healing & Reduced Hospitalization/Follow-On Visits

- 6-10 days for re-epithelialization and patient discharge
- Versus weeks/months for skin graft patients



Split Thickness Skin Graft
Burn Area
Donor Area
1:1*
Split Thickness Mesh Graft
Burn Area
Donor Area
1:3 – 1:9*
RenovaCare CellMist™
Burn Area
10cm² donor sample
1:100*

Traditional skin grafts require large sheets of surgically removed skin.

CellMist™ uses donor tissue sample.

RenovaCare Investor Forum | October 2020
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Our Execution Will Lead To Four Major Submissions for Approval

RENOVACARE PRODUCT PORTFOLIO: 3 SELECT MULTI-TISSUE CELL THERAPY PLATFORMS

IDE/PMA



CellMist System™
Electronic SkinGun™
Autologous Skin
Stem Cell Therapy for Burns

510(k)



Electronic SkinGun™
Cell Spray
Deposition Device

510(k)



Disposable SkinGun™
Cell Spray
Deposition Device

510(k)



Cell Isolation Device
Multi-Tissue
Automated Closed System

onsite, rapid cell isolation and spray | multiple cell types | tissues and organs, beyond skin

POTENTIAL APPROVALS FROM 2020 - 2025

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Building A Pipeline For Sustainable Growth TARGETED APPROVALS WITHIN 5 YEARS: ONE BURN PMA + TWO SKINGUN Œ 510(k) 12 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

The RenovaCare Electronic SkinGun™

OUR PATENTED CELL SPRAY TECHNOLOGIES

SPRAY-ON STEM CELLS FOR RAPID HEALING



- Controlled Spray
- Large-Area Coverage
- Ultra-Gentle Deposition
- Ultra-Precise
- Even Distribution
- Even Droplets
- No Droplet Loss
- Non-Drip
- No Roll-Off

Actual SkinGun™ Spray



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Research. D e v e l o p m e n t . Innovation. 14 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

RenovaCare R&D Innovation Center

SURGERY | BIOENGINEERING | MANUFACTURING | PRODUCT DESIGN | QUALITY

CellMist™ and SkinGun™

Invented, Prototyped, Patented & Clinically Translated

Bioengineering & Cell Biology
Regenerative Medicine
Medical Device Engineering and Prototyping

Regulatory-Centric
IP Driven Engineering
QMS Support Documentation



RenovaCare R&D Innovation Center
STEMCELL SYSTEMS

RenovaCare R&D and Innovation Team

2 MD-PhDs | 2 PhDs | 1 MBA-Engineer | 4 Engineers

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RenovaCare IP Summary 16 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

Expanding Our Intellectual Property

PATENT PROTECTION HAS GROWN SIGNIFICANTLY TO INCLUDE SPRAYING ORGANS AND TISSUES


Cell spray device developed
Electronic SkinGun™
IP tested and validated
Disposable SkinGun™
Closed Cell Isolation System
2011
2013
2016
2018
2019
2020
Cell isolation process developed
Modular handheld spray device to spray cells
Additional RenovaCare IP filings
Encompass all types of cell tissues or organs

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Disciplined Pathway & World Class Management 18 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

RenovaCare Regenerative Cell Therapies

POTENTIAL TWO BILLION DOLLAR MARKET OPPORTUNITY WITHIN THE U.S.

SKIN

Current Market

~$200-300M

in-patient burns
severe second degree
operation theater

Advanced Burn Care

~$600-700M

out-patient burns
pediatric scalds
clinical setting

Future Expanded Markets

$1B

wounds
trauma
dermatological
+ gene therapy

EXPANDED INDICATIONS

Commercial Market Potential

~$2B

*According to Company Market Estimates

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R&D / QMS Cl i n i c al Manufacturing Regulatory Partners Enabling Clinical Pathway DATA - DRIVEN PARTNERS WITH AN UNWAVERING FOCUS ON IMPACT 20 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

2020 Milestones / Goals

KEY TRANSITION ACTIVITIES FOR DEVELOPMENT-STAGE GROWTH

Planned Clinical Trials	Regulatory Priorities	Corporate Development Activities
Five Sites Selected: Q1 2020	FDA IDE Submission: Q3 2020 FDA 510(k) Submission: 1H 2021	Hiring strategic talent to drive corporate activities, clinical trials, and FDA submissions Expand portfolio through multiple collaborative partnerships and strategic alliance activities Comprehensive financing plan

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Experienced Leadership Team

REGENERATIVE MEDICINE | BIOMEDICAL DEVICES | BURNS & WOUNDS

Joseph Sierchio
General Counsel

Robert Cook
Chief Financial Officer

Alan L. Rubino
CEO / President / Chairman

Dr. Robin Robinson
Chief Scientific Officer

Dr. Jo Schweinle
Chief Medical Officer

Dr. Rodney Sparks
VP Intellectual Property

Amit Singh
Special Projects

Dr. Roger Esteban-Vives
VP R&D and Product Dev.

Jean Krebs
Quality Affairs

MCRA
Regulatory Consulting

StemCell Systems GmbH
Strategic Alliance Partner

Mike Lerner
Business Counsel

FULLY-INTEGRATED CAPABILITIES

R&D | INTELLECTUAL PROPERTY | OPERATIONS | REGULATORY | MANUFACTURING | CLINICAL | COMMERCIALIZATION

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Building For Success Focused On Results 23 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

~$320 Million Market Cap Closing price at 23 - Oct - 2020: $3.68 $10.2 Million Cash - on - Hand $14.3 Million Stockholders Equity Financials as of June 30, 2020 RenovaCare, Inc. Symbol: RCAR $1.9 Million Cash Used In Operations – 6 months ~87 Million Outstanding Shares ~18.1 Million Outstanding Warrants & Options Financial Highlights Q3 2020 Financial Results to Report Mid - November 24 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

Building Shareholder Value RenovaCare: Focused, Growing, Disciplined & Proven 1. Focused Portfolio: Cutting - Edge Stem - Cell Spray Therapies ▪ cell isolation and spray technologies ▪ stem cell therapies for acute and chronic wounds, including burns ▪ highly - innovative, proven R&D group (IP, regulatory, clinical) 2. Multiple Growth Drivers ▪ worldwide market demand for self - donated stem cell therapies ▪ diverse therapeutic opportunities for tissue and organ regeneration ▪ portfolio growth in key therapeutic areas and strategic partnerships 3. Robust, Expanding, Proven IP Estate ▪ sole ownership of all technology with no in - licensing ▪ key technology protections covering methods and devices ▪ core areas focused on differentiated products for unmet needs 4. Demonstrated Record: Strategic Commercial Partnerships ▪ clear and focused business development driven by experience ▪ established history of successful strategic longitudinal relationships ▪ well - positioned for government relationships with founding director, BARDA 5. Disciplined Capital Allocation with World - Class Management Team ▪ return on investment driven, time to market obsessive ▪ diversification and strengthening of immediate value - adds ▪ focused investment in strategic business drivers with operational efficiency 25 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

Questions & Answers 26 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved.

spray - on stem cells for rapid healing . 27 RenovaCare Investor Forum I October 2020 © 2020 RenovaCare Inc. All rights reserved. SkinGun Œ & CellMist Œ Next Generation Ultra - Gentle Cell Spray Symbol: RCAR Thank you for your participation. October 29, 2020 RenovaCare, Inc. contact@renovacareinc.com +1 888 398 0202